UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (314) 342-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting (the “Annual Meeting”) of Stifel Financial Corp. (the “Company”) was held on June 15, 2016 to (i) elect six members of the Board of Directors; (ii) approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Company’s Proxy Statement; (iii) approve the declassification of the Board of Directors; (iv) approve amendments to 2001 Incentive Stock Plan (2011 Restatement) and to the Equity Incentive Plan for Non-Employee Directors (2008 Restatement), as disclosed in the Company’s Proxy Statement; and (v) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm.

As of April 18, 2016, the record date for the Annual Meeting, there were 66,453,042 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 64,217,711 shares of common stock were represented in person or by proxy, constituting a quorum.

The final results for the proposals voted on at the Annual Meeting are set forth below:

Proposal I – Election of Six Directors:

The Company’s shareholders elected six Class III directors to hold office until the 2019 annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The following table shows the results of the shareholders’ votes:

	For	Withhold Authority	Abstentions	Broker Non-votes
Nominees for Class III:
Michael W. Brown	57,745,439	2,719,104	—	3,753,168
John P. Dubinsky	58,473,603	1,990,940	—	3,753,168
Robert E. Grady	58,938,039	1,526,504	—	3,753,168
Thomas B. Michaud	53,292,901	7,171,642	—	3,753,168
James M. Oates	57,254,080	3,210,463	—	3,753,168
Ben A. Plotkin	54,659,450	5,805,093	—	3,753,168

Proposal II –To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non-votes
58,540,243	1,399,681	524,619	3,753,168

Proposal III – To approve the declassification of the Board of Directors:

For	Against	Abstentions	Broker Non-votes
59,976,108	342,944	145,491	3,753,168

Proposal IV – To approve amendments to 2001 Incentive Stock Plan (2011 Restatement) and to the Equity Incentive Plan for Non-Employee Directors (2008 Restatement), as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non-votes
37,755,124	22,581,401	128,018	3,753,168

Proposal V – To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016:

For	Against	Abstentions	Broker Non-votes
62,619,101	1,547,226	51,384	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: June 15, 2016	By:	/s/ Ronald J. Kruszewski
	Name:	Ronald J. Kruszewski
	Title:	Chairman and Chief Executive Officer